SUPPLEMENT DATED JUNE 6, 2007 TO THE

FIRST INVESTORS LIFE SERIES FUNDS PROSPECTUS

DATED MAY 1, 2007

On May 17, 2007, the Board of Trustees of the First Investors Life Series Funds approved (1) an agreement under which the Smith Asset Management Group, L.P. (“Smith Group”) will serve as subadviser for the Life Series Focused Equity Fund (the “Fund”), (2) the termination of the subadvisory agreement with the Fund’s current subadviser, Wellington Management Company, LLP (“Wellington”) and (3) the change of the Fund's name to First Investors Life Series Select Growth Fund and the change of its objective and investment strategies to correspond with the investment style used by the Smith Group.

The Smith Group is a registered investment adviser under the Investment Advisers Act of 1940 that provides investment services to a diverse list of clients including public funds, endowments, foundations, corporate pension and multi-employer plans.  The Smith Group manages approximately $5 billion of assets and has extensive experience in managing accounts investing in multi-cap growth stocks.

The Smith Group will utilize a different stock selection process than Wellington. The Smith Group invests in the common stocks of 40 to 45 companies that it believes offer the best potential for earnings growth with the lowest risk of negative earnings surprises.  The security selection process consists of three steps.  Beginning with a universe of stocks that includes large-, mid- and small-size companies, the Smith Group’s investment team first conducts a series of risk control and valuation screens designed to eliminate those stocks that are highly volatile or are more likely to under perform the market.  The Smith Group considers four primary factors when conducting the risk control and valuation screens.  Those factors are: valuation, financial quality, stock volatility and corporate governance.  Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations.    The screening steps produce a list of approximately 80-100 eligible companies that are subjected to traditional fundamental analysis to further understand each company’s business prospects, earnings potential, strength of management and competitive positioning.  The investment team uses the results of this analysis to construct a portfolio of approximately 40-45 stocks that are believed to have the best growth and risk characteristics. Holdings in the portfolio become candidates for sale if the investment team identifies what they believe to be negative investment or performance characteristics.  Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, company officials’ downward guidance on company performance or earnings or announcement of a buyout.  When a stock is eliminated from the portfolio, it is generally replaced with the stock that the investment team considers to be the next best stock that has been identified by the Smith Group’s screening process.

As a result of the difference in investment style between the Smith Group and Wellington, the name of the Fund will be changed to First Investors Life Series Select Growth Fund. The principal risks of investing in the Select Growth Fund will include general market risk, risks due to investments in small-cap stocks, mid-cap stocks and growth stocks, and the risks of holding a limited number of securities in the portfolio.  FIMCO regards the Smith Group’s investment style as somewhat less aggressive than that used by Wellington because of the Smith Group’s focus on attempting to screen out stocks that have the potential of negative earnings surprises and its sell discipline.

The foregoing changes will not be implemented until (1) the required approvals are obtained from the insurance regulators that oversee the insurance policies and contracts that use the Fund as an investment option and  (2) the Fund receives an exemptive order from the U.S. Securities and Exchange Commission, which will allow the Fund to change subadvisers without shareholder approval. It is anticipated that such approvals will be received by early August 2007. Upon receipt of such approvals, the Smith Group will replace the current subadviser, Wellington, and assume the day-to-day management of the Fund, subject to supervision by the Fund’s adviser, First Investors Management Company, Inc. (“FIMCO”), and the Fund’s Board of Trustees.  Management fees paid by the Fund will not increase due to the subadviser change.

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